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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        January 31, 2005

PG&E Energy Recovery Funding LLC
(Exact name of registrant as specified in its charter)

Delaware	333-119762	20-1707696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 MARKET STREET, ROOM 424
SAN FRANCISCO, CALIFORNIA 94105
(Address of principal executive offices and (Zip Code)

Registrant's telephone number, including area code:        (415) 973-6252

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Financial Statements

    Not applicable

  (b)
  Pro Forma Financial Information.

    Not applicable

  (c)
  Exhibits:

99.1
Computational Materials and Term Sheet describing the Registrant's Series 2005-1 Energy Recovery Bonds.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PG&E Energy Recovery Funding LLC
	By:	/s/ MICHAEL DONNELLY Michael Donnelly Treasurer (Authorized Officer)
Date: February 1, 2005

EXHIBIT INDEX

Exhibit 99.1        Computational Materials and Term Sheet describing the Registrant's Series 2005-1 Energy Recovery Bonds.

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  SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX